                                                                     EXHIBIT 4.6

                      SENIOR SUBORDINATED DISCOUNT NOTES



                         REGISTRATION RIGHTS AGREEMENT

                                     AMONG

                       TCI SATELLITE ENTERTAINMENT, INC.

                                      AND

              DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
    MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                       NATIONSBANC CAPITAL MARKETS, INC.
                                      AND
                       SCOTIA CAPITAL MARKETS (USA) INC.

                         REGISTRATION RIGHTS AGREEMENT


          This Registration Rights Agreement (the "Agreement") is dated as of
                                                   ---------
February 20, 1997, by and among TCI SATELLITE ENTERTAINMENT, INC., a Delaware corporation (the "Company"), and DONALDSON, LUFKIN & JENRETTE SECURITIES
                  -------
CORPORATION, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, NATIONSBANC CAPITAL MARKETS, INC. and SCOTIA CAPITAL MARKETS (USA) INC. (together, the "Initial Purchasers").
 ------------------

          This Agreement is entered into in connection with the Purchase Agreement, dated as of February 14, 1997, among the Company and the Initial Purchasers (the "Purchase Agreement") relating to the sale by the Company to the
                 ------------------
Initial Purchasers of $275,000,000 aggregate principal amount at maturity of its 12 1/4% Senior Subordinated Discount Notes due 2007 (the "Notes"). In order to
                                                           -----
induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the equal benefit of the Initial Purchasers and their respective direct and indirect transferees. The execution and delivery of this Agreement is a condition to the Initial Purchasers' obligation to purchase the Notes under the Purchase Agreement.

          The parties hereby agree as follows:

1.   DEFINITIONS

          As used in this Agreement, the following terms shall have the following meanings:

          Additional Interest:   See Section 4(a).
          -------------------

          Advice:   See the last paragraph of Section 5.
          ------

          Applicable Period:   See Section 2(b).
          -----------------

          Closing Date:   The Closing Date as defined in the Purchase Agreement.
          ------------

          Company:   See the introductory paragraph to this Agreement.
          -------

          Effectiveness Date:   The 135th day after the Closing Date; provided,
          ------------------
however, that, with respect to the Initial Shelf Registration Statement, (i) if the Filing Date in respect thereof is fewer than 60 days prior to the 135th day after the Closing Date, then the Effectiveness Date in respect thereof shall be the 60th day after such Filing Date and (ii) if the Filing Date is after the filing of the Exchange Offer Registration Statement with the SEC, then the Effectiveness Date in respect thereof shall be the 60th day after such Filing Date.

          Effectiveness Period:   See Section 3.
          --------------------

          Event Date:   See Section 4.
          ----------

          Exchange Act:   The Securities Exchange Act of 1934, as amended, and
          ------------
the rules and regulations of the SEC promulgated thereunder.

          Exchange Offer:  See Section 2(a).
          --------------

          Exchange Offer Registration Statement:   See Section 2(a).
          -------------------------------------

          Exchange Securities:   See Section 2(a).
          -------------------

          Expiration Date:   See Section 2(a).
          ---------------

          Filing Date:   The 45th day after the Closing Date; provided, however,
          -----------
that, with respect to the Initial Shelf Registration Statement, (i) if a Shelf Registration Event shall have occurred fewer than 30 days prior to the 45th day after the Closing Date, then the Filing Date in respect thereof shall be the 30th day after such Shelf Registration Event and (ii) if a Shelf Registration Event shall have occurred after the filing of the Exchange Offer Registration Statement with the SEC, then the Filing Date in respect thereof shall be the 45th day after such Shelf Registration Event.

          Guarantors:   See Section 10(d).
          ----------

          Holder:   Any record holder of Registrable Securities.
          ------

          Indemnified Person:   See the third paragraph of Section 7.
          ------------------

          Indemnifying Person:   See the third paragraph of Section 7.
          -------------------

          Indenture:   The Indenture, dated as of February 20, 1997, between
          ---------
the Company and The Bank of New York, as trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

          Initial Purchasers:   See the introductory paragraph to this
          ------------------
Agreement.

          Initial Shelf Registration Statement:   See Section 3(a).
          ------------------------------------

          Inspectors:   See Section 5(o).
          ----------

          Issue Date:   The date of original issuance of the Notes.
          ----------

          NASD:   See Section 5(t).
          ----

          Notes:   See the second introductory paragraph to this Agreement.
          -----

          Participant:   See the first paragraph of Section 7.
          -----------

          Participating Broker-Dealer:   See Section 2(b).
          ---------------------------

          Person:   An individual, corporation, limited or general partnership,
          ------
limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Private Exchange:   See Section 2(b).
          ----------------

          Private Exchange Securities:   See Section 2(b).
          ---------------------------

          Prospectus:   The prospectus included in any Registration Statement
          ----------
(including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          Purchase Agreement:   See the second introductory paragraph to this
          ------------------
Agreement.

          Records:   See Section 5(o).
          -------

          Registrable Securities:   The Notes upon original issuance thereof and
          ----------------------
at all times subsequent thereto, each Exchange Security as to which Section 2(c)(v) hereof is applicable upon original issuance and at all times subsequent thereto and, if issued, the Private Exchange Securities, until in the case of any such Notes, Exchange Securities or Private Exchange Securities, as the case may be, (i) a Registration Statement (other than, with respect to any Exchange Security as to which Section 2(c)(v) hereof is applicable, the Exchange Offer Registration Statement) covering such Notes, Exchange Securities or Private Exchange Securities has been declared effective by the SEC and such Notes, Exchange Securities or Private Exchange Securities, as the case may be, have been disposed of in accordance with such effective Registration Statement, (ii) such Notes, Exchange Securities or Private Exchange Securities, as the case may be, are sold in compliance with Rule 144, (iii) such Note has been exchanged for an Exchange Note pursuant to the Exchange Offer and Section 2(c)(v) is not applicable thereto, or (iv) such Notes, Exchange Securities or Private Exchange Securities, as the case may be, cease to be outstanding.

          Registration Statement:   Any registration statement of the Company,
          ----------------------
including, but not limited to, the Exchange Offer Registration Statement, that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Rule 144:  Rule 144 promulgated under the Securities Act, as such Rule
          --------
may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          Rule 144A:  Rule 144A promulgated under the Securities Act, as such
          ---------
Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

          Rule 415:  Rule 415 promulgated under the Securities Act, as such Rule
          --------
may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          SEC:  The Securities and Exchange Commission.
          ---

          Securities Act:  The Securities Act of 1933, as amended, and the rules
          --------------
and regulations of the SEC promulgated thereunder.

          Shelf Notice:  See Section 2(c).
          ------------

          Shelf Registration Statement:  See Section 3(b).
          ----------------------------

          Shelf Registration Event:  See Section 2(c).
          ------------------------

          Subsequent Shelf Registration Statement:  See Section 3(b).
          ---------------------------------------

          TIA:  The Trust Indenture Act of 1939, as amended.
          ---

          Trustee:  The trustee under the Indenture and, if applicable, the
          -------
trustee under any indenture governing the Exchange Securities and Private Exchange Securities (if any).

          Underwritten registration or underwritten offering:  A registration in
          --------------------------------------------------
which securities of the Company are sold to an underwriter for reoffering to the public.

2.   EXCHANGE OFFER

          (a) The Company agrees to file with the SEC on or before the Filing Date an offer to exchange (the "Exchange Offer") any and all of the Registrable
                                --------------
Securities for a like aggregate principal amount of senior subordinated debt securities of the Company that are identical to the Notes (the "Exchange
                                                                --------
Securities") (and that are entitled to the benefits of a trust indenture that is
----------
identical to the Indenture (other than such changes as are necessary to comply with any requirements of the SEC to effect or maintain the qualification of such trust indenture under the TIA) and that has been qualified under the TIA), except that the Exchange Securities shall have been registered pursuant to an effective Registration Statement under the Securities Act and shall contain no restrictive legend thereon. The Exchange Offer will be registered under the Securities Act on the appropriate form (the "Exchange Offer Registration
                                             ---------------------------
Statement") and will comply with all applicable tender offer rules and
---------
regulations under the Exchange Act. The Company agrees to use its commercially reasonable best efforts (i) to cause the Exchange Offer Registration Statement to become effective and to commence the Exchange Offer on or prior to the Effectiveness Date, (ii) to keep the Exchange Offer open for 20 business days (or longer if required by applicable law) (the last day of such period, the "Expiration Date") and (iii) to exchange Exchange Securities for all Notes
 ---------------
validly tendered and not withdrawn pursuant to the Exchange Offer on or prior to the fifth day following the Expiration Date.

          Each Holder who participates in the Exchange Offer will be deemed to represent that any Exchange Securities received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement with any person to participate in the distribution of the Exchange Securities in violation of the provisions of the Securities Act, and that such Holder is not an affiliate of the Company within the meaning of the Securities Act.

          Upon consummation of the Exchange Offer in accordance with this
Section 2, the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Registrable Securities that are Private Exchange Securities, Exchange Securities to which Section 2(c)(v) is applicable and Exchange Securities held by Participating Broker-Dealers, and the Company shall have no further obligation to register Registrable Securities (other than Private Exchange Securities and other than Exchange Securities as to which Section

2(c)(v) hereof applies) pursuant to Section 3 of this Agreement. No securities other than the Exchange Securities shall be included in the Exchange Offer Registration Statement.

          (b) The Company shall include within the Prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the Staff of the SEC (and publicly disseminated) with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Securities received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"). Such
                                             ---------------------------
"Plan of Distribution" section shall also allow the use of the prospectus by all persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Securities.

          The Company shall use its commercially reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for at least 180 days following the first bona fide offering of securities under such Registration Statement (or such shorter time as such persons must comply with such requirements in order to resell the Exchange Securities) (the "Applicable Period").
                                      -----------------

          If, prior to consummation of the Exchange Offer, any Initial Purchaser holds any Notes acquired by it and having, or which are reasonably likely to be determined to have, the status of an unsold allotment in the initial distribution, the Company upon the request of such Initial Purchaser shall, simultaneously with the delivery of the Exchange Securities in the Exchange Offer, issue and deliver to such Initial Purchaser, in exchange (the "Private
                                                                      -------
Exchange") for the Notes held by such Initial Purchaser, a like principal amount
--------
of debt securities of the Company that are identical to the Exchange Securities (the "Private Exchange Securities") (and which are issued pursuant to the same
      ---------------------------
indenture as the Exchange Securities) (except for the placement of a restrictive legend on such Private Exchange Securities). The Private Exchange Securities shall bear the same CUSIP number as the Exchange Securities. Interest on the Exchange Securities and Private Exchange Securities will accrue from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the Issue Date.

          Any indenture under which the Exchange Securities or the Private Exchange Securities will be issued shall provide that the holders of any of the Exchange Securities and the Private Exchange Securities will vote and consent together on all matters to which such holders are entitled to vote or consent as one class and that none of the holders of the Exchange Securities and the Private Exchange Securities will have the right to vote or consent as a separate class on any matter.

          (c) If, (i) because of any change in law or in currently prevailing interpretations of the Staff of the SEC, the Company reasonably determined in good faith, after consultation with counsel, that it is not permitted to effect the Exchange Offer, (ii) the Exchange Offer is not commenced on or prior to the Effectiveness Date, (iii) the Exchange Offer is, for any reason, not consummated on or prior to the 165th day after the Closing Date, (iv) any Holder of Private Exchange Securities so requests, or (v) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive Exchange Securities on the date of the exchange that may be sold without restriction under state and federal securities laws (the occurrence of any such event, a "Shelf Registration Event"), then, in the case of each of clauses (i) to and
 ------------------------
including (v) of this sentence, the Company shall promptly deliver to the Holders and the Trustee notice thereof (the "Shelf Notice") and shall thereafter
                                             ------------
file an Initial Shelf Registration Statement pursuant to Section 3.

3.   SHELF REGISTRATION

          If a Shelf Registration Event has occurred (and whether or not an Exchange Offer Registration Statement has been filed with the SEC or has become effective, or the Exchange Offer has been consummated), then:

          (a) Initial Shelf Registration Statement. The Company shall promptly prepare and file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities (the "Initial Shelf Registration Statement"). The Company
                             ------------------------------------
shall file with the SEC the Initial Shelf Registration Statement on or prior to the Filing Date. The Initial Shelf Registration Statement shall be on Form S-1 or another appropriate form if available, permitting registration of such Registrable Securities for resale by such holders in the manner designated by them (including, without limitation, in one or more underwritten offerings). The Company shall not permit any securities other than the Registrable Securities to be included in the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement. The Company shall use its commercially reasonable best efforts to cause the Initial Shelf Registration Statement to be declared effective under the Securities Act on or prior to the Effectiveness Date, and to keep the Initial Shelf Registration Statement continuously effective under the Securities Act until the date which is 36 months from the Issue Date, or such shorter period ending when (i) all Registrable Securities covered by the Initial Shelf Registration Statement have been sold in the manner set forth and as contemplated in the Initial Shelf Registration Statement or (ii) a Subsequent Shelf Registration Statement covering all of the Registrable Securities has been declared effective under the Securities Act (such 36 month or shorter period, the "Effectiveness Period").
     --------------------

          (b) Subsequent Shelf Registration Statements. If the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use its commercially reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event the Company shall within 45 days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Securities (a "Subsequent Shelf Registration Statement"). If a
                               ---------------------------------------
Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable best efforts to cause the Subsequent Shelf Registration Statement to be declared effective as soon as reasonably practicable after such filing and to keep such Registration Statement continuously effective until the end of the Effectiveness Period. As used herein the term "Shelf Registration
                                                          ------------------
Statement" means the Initial Shelf Registration Statement and any Subsequent
---------
Shelf Registration Statement.

          (c) Supplements and Amendments. The Company shall promptly supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Securities covered by such Registration Statement or by any underwriter of such Registrable Securities.

          (d)    Hold-Back Agreements.

            (i) Restrictions on Public Sale by Holders of Registrable Securities. Each Holder of Registrable Securities whose Registrable Securities are covered by a Shelf Registration Statement (which Registrable Securities are not being sold in the underwritten offering described below) agrees, if requested (pursuant to a timely written notice) by the Company or by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of any securities within the class of securities covered by such Shelf Registration Statement or any similar class of securities of the Company, including a sale pursuant to Rule 144 or Rule 144A (except as part of such underwritten offering), during the period beginning 10 days prior to, and ending 60 days after, the closing date of each underwritten offering made pursuant to each Shelf Registration Statement, to the extent timely notified in writing by the Company or by the managing underwriter or underwriters; provided, however, that each holder of Registrable Securities shall be subject to the hold-back restrictions of this Section 3(d)(i) only once during the term of this Agreement.

          The foregoing provisions shall not apply to any Holder of Registrable Securities if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such Holder shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of the class of securities covered by such Shelf Registration Statement (except as part of such underwritten offering) during such period unless it has provided 45 days' prior written notice of such sale or distribution to the Company or the managing underwriter or underwriters, as the case may be.

           (ii) Restrictions on the Company and Others. The Company agrees (A) not to effect any public or private sale or distribution (including, without limitation, a sale pursuant to Regulation D under the Securities
     Act) of any securities the same as or similar to those covered by a Shelf Registration Statement or any securities convertible into or exchangeable or exercisable for such securities, during the 10 days prior to, and during the 60-day period beginning on, the commencement of an underwritten public distribution of Registrable Securities, where the managing underwriter or underwriters so requests pursuant to timely written notice; (B) to include in any agreements entered into by the Company on or after the date of this Agreement (other than any underwriting agreement relating to a public offering registered under the Securities Act) pursuant to which the Company issues or agrees to issue securities the same as or similar to the Notes a provision substantially identical to Section 3(d)(i); and (C) not to grant or agree to grant any "piggy-back registration" or other similar rights to any holder of the Company's or any of its subsidiaries' securities issued on or after the date of this Agreement with respect to any Registration Statement.

          (e) Limitations, Conditions and Qualifications to Obligations Under Registration Covenants. The obligations of the Company set forth in this Section 3 are subject to each of the following limitations, conditions and qualifications:

            (i) Subject to the next sentence of this paragraph, the Company shall be entitled to postpone, for a reasonable period of time, the filing or effectiveness of, or suspend the rights of any Holders to make sales pursuant to, any Registration Statement otherwise required to be prepared, filed and made and kept effective by it hereunder; provided, however, that the duration of such postponement or suspension may not extend beyond the earlier to occur of (A) the day after the cessation of the circumstances described in the next sentence of this paragraph on which such postponement or suspension is based or (B) 90 days after the date of the determination of the Board of Directors referred to in the next sentence. Such postponement or suspension may be effected only if the Board of Directors of the Company determines reasonably and in good faith that the filing or effectiveness of, or sales pursuant to, such Registration Statement would materially impede, delay or interfere with any financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company or any of its affiliates or require disclosure of material information which the Company has a bona fide business purpose for preserving as confidential; provided, however, that the Company shall be entitled to such postponement or suspension only once during the term of this Agreement. If the Company shall so postpone the filing of a Registration Statement it shall, as promptly as possible, deliver a certificate signed by the chief executive officer of the Company to the Holders as to such determination. The exercise by the Company of its rights under this Section 3(e) shall not relieve it of its obligation to pay Additional Interest pursuant to Section 4 if the Registration Statement is not filed by the applicable Filing Date or declared effective by the applicable Effectiveness Date or postponed or suspended beyond the period specified therein.

4.   ADDITIONAL INTEREST

          (a) The Company and the Initial Purchasers agree that the Holders of Notes will suffer damages if the Company fails to fulfill its obligations under Section 2 or Section 3 hereof (including by virtue of its exercise of its rights under Section 3(d) hereof) and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company agrees to pay, as liquidated damages, additional interest on the Notes ("Additional
                                                               ----------
Interest") under the circumstances and to the extent set forth below (each of
--------
which shall be given independent effect):

            (i) if either the Exchange Offer Registration Statement or the Initial Shelf Registration Statement has not been filed on or prior to the Filing Date (unless, with respect to the Exchange Offer Registration Statement, a Shelf Event shall have occurred prior to the Filing Date), Additional Interest shall accrue on the Notes over and above the stated interest in an amount equal to $0.05 per week (or any part thereof), per $1,000 of Accreted Value (as of the first day of each such week) of Notes for the first 90 days immediately following such date, such Additional Interest rate increasing by an additional $0.05 per week (or any part thereof) per $1,000 of Accreted Value (as of the first day of each such week) of the Notes for each subsequent 90-day period;

           (ii) if either the Exchange Offer Registration Statement or the Initial Shelf Registration Statement is not declared effective by the SEC on or prior to the Effectiveness Date (unless, with respect to the Exchange Offer Registration Statement, a Shelf Event described in clause (i) of
     Section 2(c) above shall have occurred), Additional Interest shall accrue on the Notes included or which should have been included in such Registration Statement over and above the stated interest in an amount equal to $0.05 per week (or any part thereof) per $1,000 of Accreted Value (as of the first day of each such week) of Notes for the first 90 days immediately following the day after such date, such Additional Interest rate increasing by an additional $0.05 per week (or any part thereof) per $1,000 of Accreted Value (as of the first day of each such week) of the Notes for each subsequent 90-day period; and

          (iii) if (A) the Company has not exchanged Exchange Securities for all Notes validly tendered and not withdrawn in accordance with the terms of the Exchange Offer on or prior to the fifth day after the Expiration Date, or (B) the Exchange Offer Registration Statement ceases to be effective or the Prospectus which is a part thereof cannot be used as a result of a postponement or a suspension pursuant to Section 3(e) lasting for a period of more than 45 days at any time prior to the Expiration Date, or (C) if applicable, any Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective or the Prospectus which is a part thereof cannot be used as a result of a postponement or a suspension pursuant to Section 3(e) lasting for a period of more than 45 days at any time during the Effectiveness Period, then Additional Interest shall accrue on the Notes (over and above any interest otherwise payable on the Notes) in an amount equal to $0.05 per week (or any part thereof) per $1,000 of Accreted Value (as of the first day of each such week) of the Notes for the first 90 days commencing on (x) the sixth day after the Expiration Date, in the case of (A) above, or (y) the day the Exchange Offer Registration Statement ceases to be effective or a postponement or suspension in the case of (B) above, or (z) the day such Shelf Registration Statement ceases to be effective in the case of (C) above, such Additional Interest rate increasing by an additional $0.05 per week (or any part thereof) per $1,000 of Accreted Value (as of the first day of each such week) of the Notes at the beginning of each such subsequent 90-day period;

provided, however, that the Additional Interest rate on the Notes may not exceed at any one time in the aggregate $0.50 per week per $1,000 of Accreted Value (as of the first day of each such week) of the Notes; provided, further, that (1) upon the filing of the Exchange Offer Registration Statement or a Shelf Registration Statement as required hereunder (in the case of clause (i) of this Section 4(a)), (2) upon the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement as required hereunder (in the case of clause (ii) of this Section 4(a)) or (3) upon the exchange of Exchange Securities for all Notes validly tendered and not withdrawn (in the case of clause (iii)(A) of this Section 4(a)), or upon the effectiveness of the Exchange Offer Registration Statement which had ceased to remain effective or the end of the postponement or suspension period (in the case of clause (iii)(B) of this Section 4(a)), or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of clause (iii)(C) of this Section 4(a)), Additional Interest on the Notes as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue (but any accrued amount shall be payable).

          (b) The Company shall notify the Trustee within one business day after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). The Company shall
                                                ----------
pay the Additional Interest due on the Registrable Securities by depositing with the Trustee, in trust, for the benefit of the Holders thereof, on or before the applicable semi-annual interest payment date, immediately available funds in sums sufficient to pay the Additional Interest then due to Holders of Registrable Securities. Each obligation to pay Additional Interest shall be deemed to accrue immediately following the occurrence of the applicable Event Date. Any accrued Additional Interest amount shall be due and payable on each interest payment date immediately after the applicable Event Date to the record Holder of Registrable Securities entitled to receive the interest payment to be made on such date as set forth in the Indenture. The parties hereto agree that the Additional Interest provided for in this Section 4 constitutes a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities by reason of the failure of a Shelf Registration Statement or Exchange Offer Registration Statement to be filed or declared effective, or a Shelf Registration Statement to remain effective, as the case may be, in accordance with this Section 4.

5.   REGISTRATION PROCEDURES

          In connection with the registration of any Registrable Securities pursuant to Sections 2 or 3 hereof, the Company shall use its commercially reasonable best efforts to effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall:

          (a) prepare and file with the SEC on or before the Filing Date, a Registration Statement or Registration Statements as prescribed by Section 2 or 3, and to use its commercially reasonable best efforts to cause each such Registration Statement to become effective and remain effective as provided herein, provided that, if (1) such filing is pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, before filing any Registra-tion Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Holders of the Registrable Securities and each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (at least five days prior to such filing); the Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded a reasonable opportunity to review prior to the filing of such document, if the Holders of a majority in aggregate principal amount of the Registrable Securities covered by such Registration Statement, or such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriters, if any, shall reasonably object;

          (b) prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period, in the case of a Shelf Registration Statement, or until the later of the Expiration Date and the Applicable Period (if applicable), in the case of the Exchange Offer Registration Statement; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus;

          (c)    if (1) a Shelf Registration Statement is filed pursuant to
Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period notify the selling Holders of Registrable Securities, or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, promptly (but in any event within five business days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits); (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose; (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 5(n) below cease to be true and correct; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities or the Exchange Securities to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; (v) of the happening of any event or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a mate-rial fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading provided, however, that such notification need not specifically identify such event if notification of the occurrence thereof would in the Company's reasonable judgment, involve the disclosure of confidential non-public information; and (vi) of the Company's reasonable determination that a post-effective amendments to the Registration Statement would be appropriate;

          (d)    if (1) a Shelf Registration Statement is filed pursuant to
Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, use its commercially reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities or the Exchange Securities to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use its commercially reasonable best efforts to obtain the withdrawal of any such order at the earliest possible moment;

          (e) if a Shelf Registration Statement is filed pursuant to Section 3 and if requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Registrable Securities being sold in connection with an underwritten offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters, if any, or such Holders or their respective counsel reasonably request to be included therein; and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

          (f)    if (1) a Shelf Registration Statement is filed pursuant to
Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, furnish to each selling Holder of Registrable Securities and to each such Participating Broker-Dealer who so requests and upon request to their respective counsel and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement or Statements and each post-effective amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits;

          (g)    if (1) a Shelf Registration Statement is filed pursuant to
Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, deliver to each selling Holder of Registrable Securities, or each such Participating Broker-Dealer, as the case may be, their counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling holders of Registrable Securities or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Securities covered by or the sale by Participating Broker-Dealers of the Exchange Securities pursuant to such Prospectus and any amendment or supplement thereto provided such use complies with all applicable laws and regulations;

          (h) prior to any public offering of Registrable Securities or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, use its commercially reasonable best efforts to register or qualify, and to cooperate with the selling Holders of Registrable Securities or each such Participating Broker-Dealer, as the case may be, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriters reasonably request in writing, provided that where Exchange Securities held by Participating Broker-Dealers or Registrable Securities are offered other than through an underwritten offering, the Company shall cause its counsel to (i) perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); (ii) use its commercially reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective; and (iii) do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Exchange Securities held by Participating Broker-Dealers or the Registrable Securities covered by the applicable Registration Statement, provided further that the Company shall not in any case be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject, (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction or (D) conform its capitalization or the composition of its assets to the securities or blue sky laws of any such jurisdiction;

          (i) if a Shelf Registration Statement is filed pursuant to Section 3, cooperate with the selling Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request;

          (j) use its commercially reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals;

          (k)    if (1) a Shelf Registration Statement is filed pursuant to
Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) above, as promptly as practicable prepare and (subject to Section 5(a) above) file with the SEC, solely at the expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder or to the purchasers of the Exchange Securities to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (l) use its commercially reasonable best efforts to cause the Registrable Securities covered by a Registration Statement or the Exchange Securities, as the case may be, to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement or the Exchange Securities, as the case may be, or the managing underwriters, if any;

          (m) prior to the effective date of the first Registration Statement relating to the Registrable Securities, (i) provide the Trustee with printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company; and (ii) provide a CUSIP number for the Registrable Securities;

          (n) in connection with an underwritten offering of Registrable Securities pursuant to a Shelf Registration Statement, enter into an underwriting agreement as is customary in underwritten offerings, provided such agreement is reasonably acceptable to the Company and provided that the underwriters are reasonably acceptable to the Company, and take all such other actions as are reasonably requested by the managing underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Securities, and in such connection if reasonably requested, (i) make such representations and warranties to the underwriters, with respect to the business of the Company and its subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when reasonably requested;
(ii) use its commercially reasonable best efforts to obtain opinions of counsel to the Company and updates thereof in form and substance reasonably satisfactory to the managing underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by underwriters; (iii) use its commercially reasonable best efforts to obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company or any of its subsidiaries for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures comparable to those set forth in Section 7 hereof (or such other provisions and procedures reasonably acceptable to the Company and the Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to said Section, all of which shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder;

          (o)    if (1) a Shelf Registration Statement is filed pursuant to
Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, subject to the prior receipt by the Company of undertakings to use commercially reasonable efforts to preserve the confidentiality of any information disclosed by the Company pursuant hereto in form and substance reasonably satisfactory to the Company, make available for inspection by any selling Holder of such Registrable Securities being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during
                    ----------
reasonable business hours, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries

(collectively, the "Records") as shall be necessary to enable them to exercise
                    -------
any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information in each case requested by any such Inspector in connection with such Registration Statement; however, records which the Company determines, in good faith, to be confidential and any Records which the Company notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement; (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction;
(iii) the information in such Records has been made generally available to the public; or (iv) release thereof is necessary or advisable in connection with any action, suit or proceeding involving any Holder or other Inspector;

          (p) provide for an indenture trustee for the Registrable Securities or the Exchange Securities, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a), as the case may be, to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Securities; and in connection therewith, cooperate with the trustee under any such indenture and the holders of the Registrable Securities, to effect such changes to such indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its commercially reasonable best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner;

          (q) comply with all applicable rules and regulations of the SEC to the extent and so long as they are applicable to the Exchange Offer Registration Statement or the Shelf Registration Statement and make generally available to their securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or commercially reasonable best efforts underwritten offering; and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods;

          (r) upon consummation of an Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Company in customary form, relating to the Exchange Securities or the Private Exchange Securities, as the case may be, addressed to the Trustee for the benefit of all Holders of Registrable Securities participating in the Exchange Offer or the Private Exchange, as the case may be, and which includes an opinion that (i) the Company has duly authorized, executed and delivered the Exchange Securities and Private Exchange Securities and the related indenture; and (ii) each of the Exchange Securities or the Private Exchange Securities, as the case may be, and related indenture constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms (with customary exceptions);

          (s) if an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, mark, or caused to be marked, on such Registrable Securities that such Registrable Securities are being cancelled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall such Registrable Securities be marked as paid or otherwise satisfied;

          (t) cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"); and
                               ----

          (u) use its commercially reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby.

          The Company may require each seller of Registrable Securities or Participating Broker-Dealer as to which any registration is being effected to furnish to the Company such information regarding such seller or Participating Broker-Dealer and the distribution of such Registrable Securities or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, as the Company may, from time to time, reasonably request. The Company may exclude from such registration the Registrable Securities of any seller or Participating Broker-Dealer who unreasonably fails to furnish such information within a reasonable time after receiving such request.

          Each Holder of Registrable Securities and each Participating Broker-Dealer agrees by acquisition of such Registrable Securities or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v), or 5(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k), or until it is advised in writing (the "Advice")
                                                                      ------
by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto.

6.   REGISTRATION EXPENSES

          (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Exchange Offer Registration Statement or a Shelf Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel) in such jurisdictions (x) where the holders of Registrable Securities are located, in the case of the Exchange Securities, or
(y) as provided in Section 5(h), in the case of Registrable Securities to be sold in a public offering or Exchange Securities to be sold by a Participating Broker-Dealer during the Applicable Period)); (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities or Exchange Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or, in respect of Registrable Securities or Exchange Securities to be sold by any Participating Broker-Dealer during the Applicable Period, by the Holders of a majority in aggregate principal amount of the Registrable Securities included in any Registration Statement or of such Exchange Securities, as the case may be); (iii) messenger, telephone and delivery expenses incurred by the Company; (iv) fees and disbursements of counsel for the Company and reasonable fees and disbursements of special counsel for the sellers of Registrable Securities but only with respect to such counsel's review of the Registration Statement and Prospectus, including, without limitation, any portions of the Registration Statement and Prospectus relating to the Holders, and all documentation related thereto, including any underwriting agreement and all related documentation (subject to the provisions of Section 6(b)); (v) fees and disbursements of all independent certified public accountants referred to in Section 5(n)(iii) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance); (vi) the reasonable fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Rule 2710 of the Conduct Rules of the NASD; (vii) rating agency fees; (viii) Securities Act liability insurance, if the Company desires such insurance; (ix) fees and expenses of all other Persons retained by the Company; (x) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties);
(xi) the expense of any annual audit of the Company; (xii) the fees and expenses incurred by the Company in connection with the listing of the Registrable Securities on any securities exchange; and (xiii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement. Anything contained herein to the contrary notwithstanding, the Company shall not have any obligation whatsoever in respect of any underwriters' discounts or commissions, brokerage commissions, dealers' selling concessions, transfer taxes or any other selling expenses (other than those expressly enumerated in clauses (i) through (xiii) above) incurred in connection with the underwriting, offering or sale of Registrable Securities or Exchange Securities by or on behalf of any Person.

          (b) In connection with any Shelf Registration Statement hereunder, the Company shall reimburse the Holders of the Registrable Securities being registered in such registration for the reasonable fees and disbursements of not more than one counsel (in addition to appropriate local counsel) chosen by the Holders of a majority in aggregate principal amount of the Registrable Securities to be included in such Registration Statement and other reasonable out-of-pocket expenses of the Holders of Registrable Securities incurred in connection with the registration of the Registrable Securities.

7.   INDEMNIFICATION

          The Company agrees to indemnify and hold harmless each Holder of Registrable Securities and each Participating Broker-Dealer selling Exchange Securities during the Applicable Period, the officers and directors of each such person, and each person, if any, who controls any such person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from and against any and all losses, claims, damages
          -----------
and liabilities (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to such Participant furnished to the Company in writing by such Participant (or, if such Participant is not a Holder or a Participating Broker-Dealer, furnished in writing by the Holder or Participating Broker-Dealer in respect of which such person is a Participant relating to such Participant) expressly for use therein; provided that (i) the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Participant (or to the benefit of any offer or director of, or of any person controlling, such Participant) from whom the person asserting any such losses, claims, damages or liabilities purchased Registrable Securities to the extent that such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the related Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and a copy of the related Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the sale of such Registrable Securities or Exchange Securities, as the case may be, to such person and (ii) the foregoing indemnity with respect to any Prospectus shall not inure to the benefit of a Holder of Registrable Securities or Participating Broker-Dealer to the extent that such Holder or Participating Broker-Dealer uses such Prospectus five business days after such time as the Company shall have advised such Holder or Participating Broker-Dealer in writing of the happening of any event which makes any statement of a material fact made in such Prospectus untrue or which requires the making of any additions to or changes in such Prospectus in order that it will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          Each Participant will be required to agree, severally and not jointly, to indemnify and hold harmless each of the Company, its directors, its officers who sign the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Participant, but only with reference to information relating to such Participant furnished to the Company in writing by such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Securities giving rise to such obligations.

          If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly
                                            ------------------
notify the person against whom such indemnity may be sought (the "Indemnifying
                                                                  ------------
Person") in writing, and the Indemnifying Person, upon request of the
------
Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses incurred by such counsel related to such proceeding, provided, that the failure to so notify the Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise (unless and only to the extent that such failure actually prejudices the Indemnifying Person). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but, other than in circumstances involving a conflict among Indemnified Persons, the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; or
(iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to an actual or potential conflict of interest. It is understood that, other than in circumstances involving a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Securities sold by all such Participants and any such separate firm for the Company, its directors, its officers and such control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for reasonable fees and expenses incurred by counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; provided, however, that the Indemnifying Person shall not be liable for any settlement effected without its consent pursuant to this sentence if the Indemnifying Party is contesting, in good faith, the request for reimbursement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, unless such settlement includes an unconditional written release of such Indemnified Person in form and substance satisfactory to the Indemnified Persons from all liability on claims that are the subject matter of such proceeding.

          If the indemnification provided for in the first and second paragraphs of this Section 7 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect
(i) the relative benefits received by the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other from the initial offering of the Notes or (ii) if the allocation provided by the foregoing clause
(i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Participants on the other shall be deemed to be in the same proportion as the total proceeds from the initial offering (net of discounts and commissions but before deducting expenses) of the Notes received by the Company bears to the total proceeds received by such Participant from the sale of Registrable Securities. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or such Participant or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

          The parties shall agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Securities exceeds the amount of any damages that such Participant has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

8.   RULE 144 AND RULE 144A

          The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 and Rule 144A under the Securities Act. The Company further covenants that it will take such further action as any Holder of Registrable Securities may reasonably request, to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act.

9.   UNDERWRITTEN REGISTRATIONS

          If any of the Registrable Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Securities included in such offering and reasonably acceptable to the Company.

          No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements (however the terms applicable to each Holder shall be identical in all respects) and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements applicable to all Holders.

10.  MISCELLANEOUS

          (a) Remedies. In the event of a breach by the Company of any of its obligations under this Agreement, each Holder of Registrable Securities, in addition to being entitled to exercise all rights provided herein, in the Indenture or, in the case of the Initial Purchasers, in the Purchase Agreement or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into and shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company has not entered into and will not enter into any agreement with respect to any of its securities which will grant to any Person "piggy-back" rights with respect to a Registration Statement.

          (c) Adjustments Affecting Registrable Securities. The Company shall not, directly or indirectly, take any action with respect to the Registrable Securities as a class that would adversely affect the abil-ity of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

          (d) Guarantors. So long as any Registrable Securities remain outstanding, the Company shall cause each of its subsidiaries that becomes a guarantor of the Notes under the Indenture to execute and deliver a counterpart to this Agreement which subjects such subsidiary to the provisions of this agreement as a guarantor (all such subsidiaries, the "Guarantors"). Each of the
                                                      ----------
Guarantors agrees to join the Company in all of its undertakings hereunder to effect the Exchange Offer for the Exchange Securities (which will be guaranteed by each of the Guarantors with terms identical to such Guarantors' guaranty of the Notes) and the filing of any Shelf Registration Statement required hereunder (including, without limitation, the undertakings in Section 5 hereof).

          (e) Amendments and Waivers. Except as provided in paragraph (d) above, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (A) the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Securities and (B) in circumstances that would adversely affect the Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount of the Exchange Securities held by all Participating Broker-Dealers; provided, however, that
Section 7 and this Section 10(d) may not be amended, modified or supplemented without the prior written consent of each Holder and each Participating Broker-Dealer (including any person who was a Holder or Participating Broker-Dealer of Registrable Securities or Exchange Securities, as the case may be, disposed of pursuant to any Registration Statement) affected by any such amendment, modification or supplement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by Holders of at least a majority in aggregate principal amount of the Registrable Securities being sold by such Holders pursuant to such Registration Statement.

          (f) Notices. All notices and other communications (including without limitation any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:

            (i) if to a Holder of Registrable Securities, at the most current address given by the Trustee to the Company; and

           (ii) if to the Company, at TCI Satellite Entertainment, Inc., 8085 South Chester #300, Englewood, CO 80112, Attention: Chief Financial Officer.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if telecopied.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the trustee under the Indenture at the address specified in such Indenture.

          (g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities.

          (h) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (j) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          (k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (l) Entire Agreement. This Agreement, together with the Purchase Agreement, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

          (m) Securities Held by the Company or Its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be deemed to be not outstanding for purposes of determining whether such consent or approval was given by the Holders of such required percentage.

                           [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                TCI SATELLITE ENTERTAINMENT, INC.

                                By: /s/ Gary S. Howard
                                   ---------------------------------------------
                                   Name:  Gary S. Howard
                                   Title: President and Chief
                                            Executive Officer

                                Donaldson, Lufkin & Jenrette
                                 Securities Corporation

                                Merrill Lynch & Co., Merrill Lynch, Pierce,
                                 Fenner & Smith Incorporated, together on behalf of the Initial Purchasers

                                By: DONALDSON, LUFKIN & JENRETTE
                                 SECURITIES CORPORATION

                                By:_____________________________________________
                                    Name:
                                    Title:

                                By: MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

                                By:_____________________________________________
                                    Name:
                                    Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                TCI SATELLITE ENTERTAINMENT, INC.

                                By:_____________________________________________
                                   Name:
                                   Title:


                                Donaldson, Lufkin & Jenrette
                                 Securities Corporation

                                Merrill Lynch & Co., Merrill Lynch, Pierce,
                                 Fenner & Smith Incorporated, together on behalf of the Initial Purchasers

                                By: DONALDSON, LUFKIN & JENRETTE
                                 SECURITIES CORPORATION

                                By: /s/ Andrea J. Hagan
                                   ---------------------------------------------
                                    Name:  Andrea J. Hagan
                                    Title: Senior Vice President

                                By: MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

                                By:_____________________________________________
                                    Name:
                                    Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                TCI SATELLITE ENTERTAINMENT, INC.

                                By:_____________________________________________
                                   Name:
                                   Title:


                                Donaldson, Lufkin & Jenrette
                                 Securities Corporation

                                Merrill Lynch & Co., Merrill Lynch, Pierce,
                                 Fenner & Smith Incorporated, together on behalf of the Initial Purchasers

                                By: DONALDSON, LUFKIN & JENRETTE
                                 SECURITIES CORPORATION

                                By:_____________________________________________
                                    Name:
                                    Title:

                                By: MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

                                By: /s/ Eric Federman
                                   ---------------------------------------------
                                    Name:  Eric Federman
                                    Title: VP